Exhibit 99.2

Michael McConnell

Chief Financial Officer and Treasurer

503-469-4652

mmcconnell@digimarc.com

Ron Parham

Pondel Wilkinson Parham Investor Relations for Digimarc

503-924-1985

rparham@pondel.com

Leslie Constans

Digimarc Public Relations

503-469-4620

lconstans@digimarc.com

FOR IMMEDIATE RELEASE

Digimarc Corporation Files Form 10-K
for Year Ended December 31, 2004 and Third Quarter Form 10-Q

Beaverton, OR – April 7, 2005 – Digimarc Corporation (NASDAQ: DMRCE) today announced that it has filed its 2004 Form 10-K and Third Quarter 2004 Form 10-Q, including audited financial statements for 2004 and restated financials for prior periods.  These documents finalize and are consistent with the anticipated results announced by the company on April 5.

On April 5, 2005 the Company hosted a conference call during which management reviewed anticipated financial results for 2004 and the anticipated effect of restatements of prior period financial statements.  The Company will be filing a Form 8-K containing a transcript of that conference call, which will also be available at www.sec.gov or at www.digimarc.com.

Yesterday the Company received, as expected due to the delay in filing its 2004 Form 10-K, a Nasdaq Staff Determination indicating that the Company had failed to comply with Nasdaq’s listing requirements pertaining to timely submission of its Form 10-K for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14), making the Company’s securities subject to delisting from The Nasdaq National Market.  Now that these filings have been made, the Company has requested that Nasdaq continue the listing of Digimarc’s common stock based upon substantial compliance with Nasdaq’s filing requirements. The Company cannot assure that the Panel will grant the request for continued listing.

About Digimarc

Digimarc Corporation (NASDAQ: DMRCE), based in Beaverton, Oregon, is a leading supplier of secure media solutions used in a wide range of security, identification and digital media content applications.

Digimarc provides products and services that enable the production of more than 60 million personal identification documents, including two-thirds of U.S. driver licenses and IDs for more than 20 countries.  Digimarc’s digital watermarking technology provides a persistent digital identity for various media content and is used to enhance the security of financial documents, identity documents and digital images, and support other media rights management applications.

Digimarc has an extensive intellectual property portfolio, with 189 issued U.S. patents with more than 4,000 claims, and more than 400 pending patent applications in digital watermarking, personal identification and related technologies.

The Company is headquartered in Beaverton, Oregon, with other U.S. offices in Burlington, Massachusetts; Fort Wayne, Indiana; and the Washington DC area; and European offices in London. Please go to www.digimarc.com for more Company information.

Securities Safe Harbor Under the Private Securities Litigation Reform Act of 1995

This release contains certain “forward-looking statements” that are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include statements relating to the Company’s compliance with Nasdaq’s conditions for continued listing on the Nasdaq National Market and other statements containing the words “believes,” “expects,” “estimates,” “anticipates” or words of similar import or statements of management’s opinion. These statements are subject to certain assumptions, risks, uncertainties and changes in circumstances.  Actual results may vary materially due to, among other things, the actual timing and impact of the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, as well as changes in economic, business, competitive, technological and/or regulatory factors and trends.  Digimarc is not obligated to (and expressly disclaims any obligation to) revise/update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.  More detailed information about risk factors that may affect actual results is set forth in filings by Digimarc with the Securities and Exchange Commission, including the Company’s 2004 Form 10-K, including Part II, Item 7 thereof (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) under the captions “Overview”, “Critical Accounting Policies and Estimates”, “Liquidity and Capital Resources”, and “Restatement of Financial Statements”, Part I, Item 1 thereof (“Business”) under the caption “Risk Factors” and Part II, Item 9A thereof (“Controls and Procedures”).